UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2006
SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309
(Address, including zip code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (954) 308-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On October 2, 2006, Spherion Corporation (the “Company”) entered into a Change in Control Agreement with John D. Heins, the Company’s newly appointed Senior Vice President and Chief Human Resources Officer. The form of this agreement is filed as Exhibit 10.58 to the Company’s Form 10-K for the year ended January 1, 2006. The Agreement provides for certain termination benefits to Mr. Heins following a change in control of the Company.
ITEM 8.01 OTHER EVENTS.
     On October 3, 2006, Spherion Corporation issued a press release announcing the appointment of John D. Heins as Senior Vice President and Chief Human Resources Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 EXHIBITS.
     Press release dated October 3, 2006 announcing that Spherion Corporation names John D. Heins as Senior Vice President and Chief Human Resources Officer is attached hereto as exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: October 3, 2006	By:	/s/ Roy G. Krause

President & Chief Executive Officer

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 3, 2006